Exhibit 99.1

USA Rare Earth Announces Carester Investment and Strategic Partnership in France

USA Rare Earth and InfraVia to Acquire Strategic Minority Stakes in Carester, a Leader in Rare Earth Processing and Separation

Partnership Expands upon French Government’s Previously Announced Financial Support for LCM Europe Metallization and Alloy Project in Lacq, France and Cements USA Rare Earth’s Leading Midstream Rare Earth Platform in Europe

Provides LCM Europe and USA Rare Earth Access to Rare Earth Oxides and Carester Access to Heavy Rare Earth Feedstock

USA Rare Earth to Host Conference Call at 8:30am ET

STILLWATER, Okla., April 09, 2026 – USA Rare Earth, Inc. (Nasdaq: USAR) (the “Company”), and InfraVia, the leading independent European private investment platform specialized in real assets and technology investments, have entered into an investment term sheet aiming at each of them holding approximately 12.5% equity interests in Carester SAS (“Carester”). InfraVia is acting through its Critical Metals Fund, seeded by the French State as an anchor investor alongside private institutional capital.

The broader partnership provides the Company and its subsidiary Less Common Metals (“LCM”) Europe the right to purchase some of Carester’s oxide output from its Caremag facility and access for USA Rare Earth to Carester engineering capabilities and related intellectual property for separation, processing, and recycling. Conversely Carester will have long-term access to heavy rare earth feedstock from the Company’s Round Top deposit in Texas, which is expected to begin commercial operation in late 2028. The closing of the contemplated transaction is subject to customary conditions including confirmatory due diligence as well as the negotiation and execution of definitive documentation.

Founded in 2019, Carester is a French leading specialist in rare earths processing and separation technologies, with a strong focus on innovation and the development of more efficient, more environmentally friendly industrial processes. The company brings together decades of technical expertise, supporting the entire value chain from raw material sourcing through high-purity rare earth oxides, critical for advanced manufacturing sectors including renewable energy, electric mobility, and electronics. Carester is currently building its Caremag magnet recycling and heavy rare earth separation facility in Lacq, France, scheduled for commissioning in late 2026.

This transaction is part of a broader initiative from USA Rare Earth, LCM Europe, and Carester to build an industrial platform in Lacq, France and create an integrated value chain for rare earth processing, metal and alloy production, and magnet manufacturing.

The platform will unite the technological expertise, process innovation, and production capacity of USA Rare Earth, LCM, and Carester to accelerate development and strengthen capabilities across the rare earth value chain. In parallel, USA Rare Earth – through LCM Europe – is developing a 3,750 mtpa metal and alloy production facility at the same location. The partnership will create one of Europe’s most complete rare earth industrial ecosystems.

The French government has also expressed interest in providing further financial support to LCM Europe’s metallization and alloy facility, which would address multiple aspects of LCM Europe’s capital and operating requirements. In addition to the previously announced direct credits under the C3IV program of up to 45% of all eligible equipment and real estate up to a total of €130 million, Bpifrance Assurance Export is ready to consider a possible eligibility of the project for a state guarantee (Garantie des Projets Stratégiques) supporting 50% of the commercial debt financing for project capital expenditures.

The creation of this broad rare earth processing and commercialization platform will support France’s strategic priorities for industrial sovereignty and value chain resilience by securing critical resources and capabilities for advanced technologies and the energy transition. This initiative also reflects the joint ambition of France, USA Rare Earth, and Carester to build a more resilient and sustainable European rare earth industry.

“This transaction advances and enhances USA Rare Earth’s integrated rare earth value chain, to the benefit of the United States and its allies and partners,” said Barbara Humpton, Chief Executive Officer of USA Rare Earth. “We are proud to join this team with a view to establish Europe’s first rare earth oxide and metal-making platform, which will accelerate the realization of a secure, sustainable transatlantic rare earth value chain. Carester brings world-class rare earth separation technology and recycling expertise. Coupled with our capabilities in metal-making and magnet manufacturing, this can create a resilient, circular, end-to-end ecosystem for these critical commodities.”

“Such investment is a key milestone in the aim shared by USA Rare Earth and the French government to establish a midstream and downstream rare earth and eventually magnet value chain in the south of France, based on LCM and Carester, that will be unparalleled in the world,” said Roland Lescure, French Minister of the Economy and Finance. “This partnership will build upon France’s recognized history of expertise and leadership in rare earth research and chemistry, and will strengthen France’s position as a leading source of midstream capabilities in the rare earth industry. We are pleased to provide full state support to quickly bring these important projects to fruition.”

“This partnership will provide Carester with capital needed for accelerating our development and will contribute to securing the continent’s access to heavy rare earth materials from USA Rare Earth’s deposit. We are proud to partner with USA Rare Earth and see their willingness to expand the rare earth processing platform of Lacq that Carester started into metal-making and magnet production capabilities,” said Frédéric Carencotte, Chief Executive Officer of Carester.

Analyst Conference Call

USA Rare Earth will host a conference call today at 8:30am ET to discuss the strategic investment. The conference call and related presentation will be accessible through a live webcast on the Company’s investor relations website at investors.usare.com. A replay of the webcast will also be available on its website.

LIVE CONFERENCE CALL:
Thursday, April 9, 2026, at 8:30 AM ET
US / Canada Toll-Free: +1 (866) 652-5200
Local / International Toll: +1 (412) 317-6060

CONFERENCE CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: May 9, 2026
US / Canada Toll-Free: +1 (855) 669-9658
Canada Toll-Free: (855) 669-9658
Local / International Toll: +1 (412) 317-0088
Access code: 1250506

Transaction Advisors

Moelis & Company LLC is acting as financial advisor and Latham & Watkins LLP is acting as legal advisor for USA Rare Earth.

About USA Rare Earth

USA Rare Earth, Inc. (Nasdaq: USAR) is building a fully integrated rare earth and permanent magnet value chain across the United States, United Kingdom, and Europe. Through its ownership of Less Common Metals Ltd. (LCM) and development of magnet manufacturing capacity in Stillwater, Oklahoma, USA Rare Earth operates across the entire value chain – from heavy rare earth processing to metal-making, alloy production, and neodymium magnet manufacturing. By combining domestic feedstock from the Round Top deposit with advanced processing technologies, recycling capabilities, and an expanding European industrial footprint, USA Rare Earth is establishing a secure, sustainable, Western-aligned supply of materials essential to defense, electrification, robotics, renewable energy, and advanced manufacturing.

About Carester

Founded in 2019 by Frédéric Carencotte and a team of international experts, Carester is a French company specializing in the refining of rare earth elements, critical materials for the energy transition and cutting-edge technologies. The Company is a leader in the separation and production of highly valuable heavy rare earth oxides including praseodymium (Pr), neodymium (Nd), terbium (Tb), and dysprosium (Dy), all critical components of permanent magnets. The company processes both mined and recycled material, and its proprietary software intellectual property (IP) enables customers to optimize oxide formulations for specific use cases.

About InfraVia Capital Partners

Founded in 2008, InfraVia is a leading independent private capital firm, specialized in real assets - infrastructure, critical metals, real estate - and technology investments.

InfraVia is a conviction-driven investor focusing on resilient assets and long-term value creation through active, hands-on asset management. Headquartered in Paris, InfraVia is 100% partner-owned. InfraVia manages more than EUR 20 billion of capital* and has invested in 60+ companies across Europe.

www.infraviacapital.com

*Total amount of capital raised

Forward-Looking Statements

Certain matters discussed in this press release are or contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties, include statements relating to the Company’s business and investment plans, the Company’s potential investment in Carester, the development of LCM Europe’s planned metal and alloy production facility in Lacq, France and the Company’s role in establishing a midstream and downstream rare earth and magnet value chain in the south of France. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the Company’s expectations. These risks and uncertainties include, but are not limited to the following:

•The contemplated transaction with Carester is subject to customary conditions, including due diligence and the negotiation and execution of definitive documentation, and may not close on the terms contemplated or at all.
•The Company’s Stillwater magnet manufacturing facility is under development and is not yet completed, it has not commenced producing and selling sintered neodymium-iron-boron permanent magnets (“neo magnets”), and the Company has no history in commercial operations and the lack of commercial operations limits the accuracy of any forward-looking forecasts, prospects or business outlook or plans.

•The Round Top project is at the exploration stage and the Company has not commenced construction or commission of the mine nor related facilities, and the development of the Round Top project into a producing mine is subject to a variety of risks, any number of which may cause the development of the Round Top project into a producing mine to not occur, be delayed, or not result in the commercial extraction of minerals.
•The Company may experience time delays, unforeseen expenses, increased capital costs, and other complications while developing its projects, and these could delay the start of revenue-generating activities and increase development costs.
•Until the Company’s Round Top project is capable of satisfying its feedstock needs, if ever, the Company’s business is subject to the availability of rare earth oxide and metal feedstock, in quantities and prices that allow it to develop and commercially operate its Stillwater facility.
•The production of neo magnets is a capital-intensive business that requires the commitment of substantial resources; if the Company does not have sufficient capital or other resources necessary to provide for such production, it could negatively impact the Company’s business.
•The Company will need to produce its products to exacting specifications in order to provide future customers with a consistently high-quality product. An inability to meet individual customer specifications would negatively impact the Company’s business.
•The Company may be adversely affected by fluctuations in demand for, and prices of, neo magnets, magnet materials, and necessary feedstock.
•Since its inception, the Company has generated negative operating cash flows and it may experience negative cash flow from operations in the future.
•The Company may not be able to generate positive cashflow from its expected future business operations, and it may not achieve profitability.
•The Company may not be able to convert current commercial discussions and/or memorandums of understanding with customers for the sale of its neo magnets and other products into definitive contracts, which may have a negative effect on its business.
•The success of the Company business will depend, in part, on the growth of existing and emerging uses for neo magnets.
•An increase in the global supply of neo magnets or, dumping, predatory pricing and other tactics by the Company’s competitors or state actors may adversely affect its profitability.
•The Company operates in a highly competitive industry in a high demand and growth environment and additional manufacturing, refining and mining competitors could result in a reduction in revenue.
•Changes in China’s or the United States’ political environment and policies, including changes in export/import policy may adversely affect the Company’s business.
•The amount of capital required for completion and build-out of the Company’s projects may increase materially from its current estimates, and any inability to access the capital or financial markets may limit its ability to fund ongoing operations, execute its business plan or pursue investments that it may rely on for future growth.
•Increasing costs, including rising electricity and other utility costs, or limited access to raw materials may adversely affect its profitability.
•Diminished access to water may adversely affect its operations.
•The Company is subject to certain agreements with government entities that have provided it with certain incentives and favorable financing and contain conditions and obligations, including local investment, job creation, and repayment terms, that, if not complied with, could negatively impact the Company’s business or require it to repay that financing or lose access to those incentives.

•The Company is dependent upon information technology systems, which are subject to cyber threats, disruption, damage and failure. Any unauthorized access to, disclosure, or theft of personal information it gathers, stores, or uses could harm its reputation and subject it to claims or litigation. Further, a failure of the Company’s information technology and data security infrastructure could adversely affect its business and operations.
•The Company depends on key personnel for the success of its business. If the Company fails to retain its key personnel or if it fails to attract additional qualified personnel, it may not be able to achieve its desired level of growth and its business could suffer.
•Work stoppages or similar difficulties, breakdown in labor relations, or a shortage of skilled technicians and engineers could significantly disrupt the Company’s operations and reduce its revenues.
•The Company’s success depends on developing and maintaining relationships with local communities and stakeholders.
•The Company is or may be subject to risks associated with acquisitions, strategic transactions and expansions.
•The Company may fail to realize all of the anticipated benefits of the LCM acquisition, including the anticipated acceleration of the Company’s mine-to-magnet strategy, on the anticipated timeline or at all.
•The proposed Texas Mineral Resources Corp. transaction may not be completed on the anticipated timeline or at all, and failure to complete the transaction could adversely affect the Company’s business, financial condition, and results of operations.
•If the Company infringes, or is accused of infringing, the intellectual property rights of third parties, it may increase the Company’s costs or prevent it from being able to commercialize new products.
•The Company may not be able to adequately protect its intellectual property rights. If the Company fails to adequately enforce or defend its intellectual property rights, its business may be harmed.
•The Company’s operations are subject, or may become subject, to environmental, health and safety regulations, which could impose additional costs and compliance requirements or could limit or prevent its ability to continue its current operations or to undertake new operations, and the Company may face claims and liability for breaches, or alleged breaches, of such regulations and other applicable laws.
•The Company will be required to obtain and maintain governmental permits and approvals to develop and operate the projects, a process which is often costly and time-consuming. Failure to obtain or retain any necessary permits or approvals for the Company’s planned operations may negatively impact its business.
•Tariffs by the U.S., counter-tariffs by other countries and future changes in tariff policies could adversely affect the Company’s results of operations.
•The Company is exposed to possible litigation risks, including permit disputes (including in respect of access and/or validity of tenure), environmental claims, occupational health and safety claims and employee claims.
•If the Company take federal monies, it could become subject to federal regulations. This could delay timing and increase costs.
•The expected U.S. Government transaction is currently contemplated pursuant to a non-binding letter of intent and remains subject to the negotiation and execution of definitive documentation, satisfaction of conditions precedent, and final government approvals, and there can be no assurance that such documentation will be executed or that the collaboration will be consummated on the anticipated terms or at all.
•The expected U.S. Government transaction is expected to be funded in phases over time and is subject the Company achieving milestones, and there can be no assurance that such milestones will be achieved on the expected timeline or at all.
•The issuance of additional shares of the Company’s common stock or equity-linked securities, as a result of currently contemplated transactions or potential future transactions, could result in significant dilution to existing stockholders and adversely affect the market price of the Company’s common stock.

Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K most recently filed with the SEC and any subsequent Quarterly Reports on Form 10-Q filed with the SEC. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements speak only as of their date, and the Company undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments.

Investor Relations Contact
JB Lowe
VP, Investor Relations
IR@usare.com

Media Relations Contact
Collected Strategies
USAR-CS@collectedstrategies.com